August 17, 2004

# DREYFUS PREMIER CORPORATE BOND FUND

**Supplement to Prospectus dated March 1, 2004**

**THE FOLLOWING INFORMATION SUPERCEDES AND REPLACES THE INFORMATION ON THE COVER OF THE PROSPECTUS:**

Dreyfus Premier Corporate Bond Fund
Seeks to maximize total return by investing in investment grade corporate bonds

**THE FOLLOWING INFORMATION SUPERCEDES AND REPLACES THE FIRST PARAGRAPH OF THE PROSPECTUS ENTITLED "GOAL/APPROACH"**

The fund seeks to maximize total return through capital appreciate and current income. To pursue this goal, the fund invests at least 80% of its assets in bonds issued by "domestic" companies, which include U.S. dollar-denominated bonds issued by domestic or foreign-based companies. The remaining 20% of the fund's assets may be invested in convertible securities, preferred stocks, asset-backed securities, U.S. Government bonds and notes, mortgage-related securities, inflation-indexed bonds and bonds denominated in foreign currencies. The fund also may own warrants and common stock acquired in "units" with bonds.

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